UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2025

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd.

5th Floor

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

310-553-8871

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, our Board of Directors (“Board”) approved the (i) increase of the size of the board from ten to eleven and (ii) appointed R. Scott Mund as an independent Class II director to our Board, in each case, effective as of October 1, 2025. Mr. Mund was elected to serve until our 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. Mr. Mund was appointed as a member of the Company’s Nominating and Corporate Governance Committee.

Mr. Mund brings to our Board nearly four decades of experience advising public and private multinational companies across a wide range of industries on M&A, cross-border taxation, corporate governance and business transformation. Mr. Mund is a partner at Deloitte LLP, which he joined in 2002. He served two terms on Deloitte’s U.S. Board of Directors, sitting on the Finance/Audit, Global, Strategic Investment, and Partner Earnings & Benefits (Talent) committees and partnering with executive leadership on long-term planning, financial management, and investment strategy. Mr. Mund began his career at Arthur Andersen where he spent over 15 years with increasing responsibility culminating in his promotion to partner. Mr. Mund earned his bachelor’s degree from the University of California, Los Angeles and is a certified public accountant.

There are no arrangements or understandings between Mr. Mund and any other person pursuant to which Mr. Mund was selected as our director. There are no transactions in which Mr. Mund has a material interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Mund will receive the standard compensation received by non-employee directors under the Company’s Director Compensation Program (the “Compensation Program”). As part of the Compensation Program, effective as of his commencement of service on the Board, the Board granted Mr. Mund an award of restricted shares of class A common stock under the Company’s Amended and Restated 2016 Incentive Award Plan. The award has a value equal to $100,000, and will vest in substantially equal installments on the first, second and third anniversaries of the grant date, subject to his continuing service through the applicable vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	Houlihan Lokey, Inc.

	By:	/s/ Christopher M. Crain
	Name:	Christopher M. Crain
	Position:	General Counsel and Secretary